AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                                       OF

                               1290 PARTNERS, L.P.





                          Dated as of November 22, 1999

                                                 TABLE OF CONTENTS

                                                                                                                Page

ARTICLE 1
    EFFECTIVENESS OF AGREEMENT....................................................................................2

ARTICLE 2
    DEFINED TERMS.................................................................................................2

ARTICLE 3
    ORGANIZATIONAL MATTERS.......................................................................................16
    Section 3.1            Formation.............................................................................16
    Section 3.2            Name..................................................................................17
    Section 3.3            Registered Office and Agent; Principal Office.........................................17
    Section 3.4            Power of Attorney.....................................................................17
    Section 3.5            Term..................................................................................19
    Section 3.6            Foreign Qualifications................................................................19

ARTICLE 4
    PURPOSE......................................................................................................19
    Section 4.1            Purpose and Business..................................................................19
    Section 4.2            Powers................................................................................20

ARTICLE 5
    CAPITAL CONTRIBUTIONS........................................................................................20
    Section 5.1            Capital Contributions of the Partners.................................................20
    Section 5.2            Additional Funds; Restrictions on General Partner.....................................20
    Section 5.3            Issuance of Additional Partnership Interests; Admission of Additional
                           Limited Partners......................................................................21
    Section 5.4            No Third Party Beneficiary............................................................21
    Section 5.5            No Interest; No Return................................................................21
    Section 5.6            No Preemptive Rights..................................................................21

ARTICLE 6
    DISTRIBUTIONS................................................................................................22
    Section 6.1            Regular Distributions.................................................................22
    Section 6.2            Qualification as a REIT...............................................................22
    Section 6.3            Withholding...........................................................................22
    Section 6.4            Additional Partnership Interests......................................................22
    Section 6.5            Distributions Upon Liquidation........................................................22



                                        i

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
                                                                                                                Page

ARTICLE 7
    ALLOCATIONS..................................................................................................23

ARTICLE 8
    MANAGEMENT AND OPERATIONS OF BUSINESS........................................................................23
    Section 8.1            Management............................................................................23
    Section 8.2            Certificate of Limited Partnership....................................................28
    Section 8.3            Reimbursement of the General Partner..................................................28
    Section 8.4            Outside Activities of the General Partner.............................................29
    Section 8.5            Contracts with Affiliates.............................................................29
    Section 8.6            Indemnification.......................................................................30
    Section 8.7            Liability of the General Partner......................................................31
    Section 8.8            Other Matters Concerning the General Partner..........................................32
    Section 8.9            Title to Partnership Assets...........................................................33
    Section 8.10           Reliance by Third Parties.............................................................33

ARTICLE 9
    RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS...................................................................34
    Section 9.1            Limitation of Liability...............................................................34
    Section 9.2            Management of Business................................................................34
    Section 9.3            Outside Activities of Limited Partners................................................34
    Section 9.4            Return of Capital.....................................................................34
    Section 9.5            Rights of Limited Partners Relating to the Partnership................................35

ARTICLE 10
    BOOKS, RECORDS, ACCOUNTING AND REPORTS.......................................................................36
    Section 10.1           Records and Accounting................................................................36
    Section 10.2           Fiscal Year...........................................................................36
    Section 10.3           Reports...............................................................................36

ARTICLE 11
    TAX MATTERS..................................................................................................37
    Section 11.1           Preparation of Tax Returns............................................................37
    Section 11.2           Tax Elections.........................................................................37
    Section 11.3           Tax Matters Partner...................................................................38
    Section 11.4           Organizational Expenses...............................................................38
    Section 11.5           Withholding...........................................................................38

ARTICLE 12
    TRANSFERS AND WITHDRAWALS....................................................................................39
    Section 12.1           Transfer..............................................................................39


                                       ii

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
                                                                                                               Page


    Section 12.2           General Partner's Purchase Right; Limited Partner's Put Rights........................39
    Section 12.3           Transfer of the General Partner Interest..............................................42
    Section 12.4           Limited Partner's Rights to Transfer..................................................42
    Section 12.5           Substituted Limited Partners..........................................................42
    Section 12.6           General Provisions....................................................................43

ARTICLE 13
    ADMISSION OF PARTNERS........................................................................................44
    Section 13.1           Admission of Successor General Partner................................................44
    Section 13.2           Admission of Additional Limited Partners..............................................44
    Section 13.3           Amendment of Agreement and Certificate of Limited Partnership.........................45

ARTICLE 14
    DISSOLUTION, LIQUIDATION AND TERMINATION.....................................................................45
    Section 14.1           Dissolution...........................................................................45
    Section 14.2           Winding Up............................................................................46
    Section 14.3           No Obligation to Contribute Deficit...................................................47
    Section 14.4           Rights of Limited Partners............................................................48
    Section 14.5           Notice of Dissolution.................................................................48
    Section 14.6           Termination of Partnership and Cancellation of Certificate of Limited
                           Partnership...........................................................................48
    Section 14.7           Reasonable Time for Winding-Up........................................................48
    Section 14.8           Waiver of Partition...................................................................48

ARTICLE 15
    AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS.................................................................49
    Section 15.1           Amendments............................................................................49
    Section 15.2           Meetings of the Partners..............................................................50

ARTICLE 16
    GENERAL PROVISIONS...........................................................................................51
    Section 16.1           Addresses and Notice..................................................................51
    Section 16.2           Titles and Captions...................................................................51
    Section 16.3           Pronouns and Plurals..................................................................51
    Section 16.4           Further Action........................................................................51
    Section 16.5           Binding Effect........................................................................51
    Section 16.6           Creditors.............................................................................51
    Section 16.7           Waiver................................................................................52
    Section 16.8           Counterparts..........................................................................52
    Section 16.9           Applicable Law........................................................................52
    Section 16.10          Invalidity of Provisions..............................................................52
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                                                        iii

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
                                                                                                               Page



    Section 16.11          Insolvency Proceedings................................................................52
    Section 16.12          Entire Agreement......................................................................53


EXHIBITS
Exhibit A         -        Allocations
Exhibit B         -        Restructuring Agreement
Exhibit C         -        Partners' Contributions and Partnership Interests
Exhibit D         -        Form of Confidentiality Agreement

                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT
                                       OF
                               1290 PARTNERS, L.P.


                  THIS AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF 1290 PARTNERS, L.P. (the "Partnership"), dated as of November 22, 1999 (this "Agreement"), is entered into by and between Metropolis Realty Trust, Inc., a Maryland corporation, as a limited partner ("Metropolis"), 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership, as a limited partner (the "Limited Partner"), and 1290 GP Corp., a Delaware corporation, as general partner (the "General Partner").

                  WHEREAS, the General Partner and 237/1290 Lower Tier Associates, L.P., a Delaware limited partnership ("Lower Tier LP"), formed the Partnership pursuant to the Limited Partnership Agreement of the Partnership, dated as of October 10, 1996 (the "Original Agreement"), and in accordance with the Delaware Revised Uniform Limited Partnership Act, as amended (the "Act"), and with the terms and conditions of the Joint Plan of Reorganization of 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C. (collectively, the "Debtors"), filed under title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. (the "Plan");

                  WHEREAS, Lower Tier LP has been liquidated pursuant to the Liquidation Agreement, dated as of the date hereof, and pursuant thereto the interests of Lower Tier LP in the Partnership have been distributed to Metropolis and the Limited Partner;

                  WHEREAS,   the  parties  hereto  desire  to  enter  into  this
Agreement to evidence the withdrawal of Lower Tier LP from, and the admission of the Limited Partner and Metropolis to, the Partnership;

                  WHEREAS, the Partnership, Metropolis and the Limited Partner are parties to the Restructuring Agreement, dated as of October 28, 1999 (the "Restructuring Agreement"), and the execution and delivery of this Agreement is a condition to the consummation of the transactions expressly provided for in the Restructuring Agreement; and

                  WHEREAS, the parties hereto desire to enter into this Agreement to govern the affairs of the Partnership and to set forth their respective rights, obligations and understandings with respect to the Partnership, and to amend and restate the Original Agreement, in its entirety.

                  NOW THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:


                                    ARTICLE 1
                           EFFECTIVENESS OF AGREEMENT

                  The Original Agreement was effective from October 10, 1996 up to, but not including, the Effective Date. This Agreement shall become effective on the Effective Date (as hereinafter defined).


                                    ARTICLE 2
                                  DEFINED TERMS

                  The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

                  "Act" has the meaning set forth in the recitals.

                  "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 5.3 hereof and who is shown as such on the books and records of the Partnership.

                  "Adjusted Capital Account Deficit" means with respect to any Partner, the negative balance, if any, in such Partner's Capital Account as of the end of any relevant fiscal year, determined after giving effect to the following adjustments:

                  (a) credit to such Capital Account any portion of such negative balance which such Partner (i) is treated as obligated to restore to the Partnership pursuant to the provisions of Section
         1.704-1(b)(2)(ii)(c) of the Regulations, or (ii) is deemed to be obligated to restore to the Partnership pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

                  (b) debit to such Capital Account the items described in Sections 1.704- 1(b)(2)(ii)(d)(4), (5) and (6) of the Regulations.

                  "Adjusted Contribution" means as of any time such amount is being determined, $274,375,365 reduced (without duplication for any amount for any particular transaction) by (i) the total distributions made at any time on or after the Effective Date pursuant to paragraphs 4(a)(ii), 4(b)(ii) and 4(b)(v) of Exhibit A to this Agreement and (ii) the aggregate amount (or the fair market value of property) received at any time on or after the Effective Date by Metropolis and/or its stockholders (as applicable) from a Metropolis Sale or from the sale, exchange, transfer, encumbrance or other disposition (whether by or through any intervening entity or entities) of Metropolis' Partnership Interest or the Property.

                  "Adverse   Transaction"  means  (i)  any  sale,   disposition,
transfer or exchange of the Property, (ii) any release, discharge or reduction of the non-recourse indebtedness of the Partnership (other than through payment of scheduled amortization (so long as the non-recourse indebtedness of the Partnership remains at all times greater than $129,700,000), actions taken by a secured lender such as application of insurance proceeds or condemnation awards or the exercise of remedies, or in the case where the released indebtedness is concurrently being replaced with other non-recourse indebtedness complying with clause (B) below), (iii) any distribution of Partnership assets (other than distributions of cash and other distributions by the Partnership in the ordinary course of business), or (iv) any other transaction or agreement to which the Partnership is a party, if as a result of any such transaction or agreement described in (i), (ii) (iii) or (iv) above, JMB/NYC LP as a partner in the Limited Partner would be required to recognize a material amount of taxable income or gain prior to the Approval Right Termination Date. Adverse Transactions shall specifically exclude (A) Partnership income derived in the ordinary course of the Partnership's business, (B) non-recourse refinancing of the Property on commercially reasonable terms in an aggregate amount equal to not less than $129,700,000, (C) payment of amortization on non-recourse financing encumbering the Property, provided that the outstanding balance of such financing is not reduced below $129,700,000, in the aggregate and except as otherwise provided in the parenthetical of clause (ii) above (i.e. actions taken by a secured lender such as application of insurance proceeds or condemnation awards or the exercise of remedies, or in the case where released indebtedness is concurrently being replaced with other non-recourse indebtedness complying with clause (B) above), (D) the consummation of the transactions expressly provided for in Section 2.01 of the Restructuring Agreement, (E) a transfer of the Property pursuant to an involuntary foreclosure or similar action arising from a default by the Partnership with respect to its obligations under its indebtedness, (F) a transfer of the Property pursuant to a consensual foreclosure or similar action (including, without limitation, a deed in lieu of foreclosure) arising from a default by the Partnership with respect to its obligations under its indebtedness; provided that the default is a bona fide default and the foreclosure or deed in lieu of foreclosure is not a collusive transaction between the holders of such indebtedness and Metropolis or any shareholders or Affiliates of Metropolis or any of their partners, members or Affiliates attributable to any commonality of ownership between the beneficial ownership of such indebtedness and any such Person, (G) any Metropolis Sale or sale, exchange, transfer, encumbrance or other disposition (whether by or through any intervening entity or entities) of Metropolis' Partnership Interest or the Property during the period commencing on January 1, 2000 and ending on February 28, 2001 if, simultaneous with any such transaction, JMB/NYC LP receives its proportionate share of an amount (the "Limited Partner Sale Distribution Amount") equal to the greater of (x) the Formula Price and (y) $4,545,455, and (H) payment of the Limited Partner Sale Distribution Amount or the authorized exercise of the Purchase Right or the Put Right and the consummation of the transactions incidental to the exercise of such rights.

                  "Affiliate" means, (a) with respect to any individual Person, any member of the Immediate Family of such Person or a trust established for the benefit of such member, or (b) with respect to any Entity, any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, any such Entity.

                  "Agreement" means this Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

                  "Amendment and Release Agreement" means the Amendment and Release Agreement, dated as of the Effective Date, between Metropolis and the JMB/NYC Indemnitors.

                  "Approval Right Termination Date" means the earliest of (i) March 1, 2001, (ii) the date on which the Limited Partner no longer holds any Partnership Interest as a result of the authorized exercise of the Purchase Right or the Put Right pursuant to Sections 12.2A or 12.2C of this Agreement or pursuant to such other transaction which does not constitute an Adverse Transaction, (iii) the date on which the Partnership no longer holds title to the Property pursuant to a transaction which does not constitute an Adverse Transaction, (iv) the date on which JMB/NYC LP no longer holds any partnership interest in the Limited Partner, and (v) the Default Date.

                  "Assignee" means a Person to whom Limited Partner Interests have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 12.4.

                  "Asset Management Agreement" means the Asset Management Agreement, dated October 10, 1996, between Metropolis and Victor Capital Group, L.P., providing for the overall oversight of the property of Metropolis, as same may be amended, and any substitutions or replacements therefor.

                  "Available Cash" means, with respect to the applicable period of measurement after the Effective Date (i.e., any period beginning on the first day of the fiscal year, quarter or other period commencing immediately after the Effective Date, the last day of the fiscal year, quarter or other applicable period for purposes of the prior calculation of Available Cash for or with respect to which a distribution has been made, and ending on the last day of the fiscal year, quarter or other applicable period immediately preceding the date of the calculation) the excess, if any, as of such date, of (a) the gross cash receipts of the Partnership for such period from all sources whatsoever, including, without limitation, the following:

                  (i) all rents, revenues, income and proceeds derived by the Partnership from its operations, including, without limitation, distributions received by the Partnership from any Entity in which the Partnership has an interest; (ii) all proceeds and revenues received by the Partnership on account of any sales of property of the Partnership or any Entity in which the Partnership has an interest or as a refinancing of or payments of principal, interest, costs, fees, penalties or otherwise on account of any borrowings or loans made by the Partnership or any Entity in which the Partnership has an interest or financings or refinancings of any property of the Partnership or any Entity in which the Partnership has an interest; (iii) the amount of any insurance proceeds and condemnation awards received by the Partnership; (iv) all cash Capital Contributions made by any Partner after the Effective Date or by any Person admitted as an additional Partner pursuant to Article 5 hereof or loans received by the Partnership from its Partners; (v) all cash amounts previously reserved by the Partnership, to the extent such amounts are no longer needed for the specific purposes for which such amounts were reserved; and (vi) the proceeds of liquidation of the Partnership's property in accordance with this Agreement, over (b) the sum of:

                  (i) all operating costs and expenses, including costs relating to tenant improvements, brokerage expenses, taxes and other expenses of the Property, of the Partnership and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for Depreciation or other expenses not paid in cash or expenditures from reserves described in (viii) below) by the Partnership or any Entity in which the Partnership has an interest;
         (ii) all costs and expenses expended or paid during such period in connection with the sale or other disposition, or financing or refinancing, of property of the Partnership or any Entity in which the Partnership has an interest or the recovery of insurance or condemnation proceeds; (iii) all fees provided for under this Agreement, the Asset Management Agreement, and the Property Management and Leasing Agreement; (iv) all debt service, including principal and interest, paid during such period on all indebtedness (including under any line of credit) of the Partnership or any Entity in which the Partnership has an interest; (v) all capital contributions, advances, reimbursements or similar payments made to any Entity in which the Partnership has an interest; (vi) all loans made by the Partnership in accordance with the terms of this Agreement; (vii) all reimbursements to the General Partner or its Affiliates during such period; and (viii) any new reserves or increases in reserves reasonably determined by the General Partner to be necessary for working capital, capital improvements, payments of periodic expenditures, debt service or other purposes for the Partnership or any Person in which the Partnership has an interest.

                  Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

                  "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified under title 11 of the United States Code and in effect on the Confirmation Date.

                  "Bankruptcy Court" means the District Court of the United States District Court for the Southern District of New York having jurisdiction over the Reorganization Cases and, to the extent of having reference under section 157, title 28, United States Code, the unit of such District Court constituted under section 151, title 28, United States Code.

                  "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as in effect on the Petition Date.

                  "Capital Account" means with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                  a. to each Partner's  Capital  Account there shall be credited
         (i) such Partner's Capital Contributions, (ii) such Partner's distributive share of Net Income and any items in the nature of income or gain which are specially allocated to such Partner pursuant to Paragraphs 1 and 2 of Exhibit A and (iii) the amount of any Partnership liabilities assumed by such Partner or which are secured by any asset distributed to such Partner;

                  b. to each  Partner's  Capital  Account there shall be debited
         (i) the  amount  of cash and the  Gross  Asset  Value  of any  property distributed to such Partner pursuant to any provision of this Agreement, (ii) such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated to such Partner pursuant to Paragraphs 1 and 2 of Exhibit A and (iii) the amount of any liabilities of such Partner assumed by the
         Partnership or which are secured by any asset contributed by such Partner to the Partnership; and

                  c.  if  all  or  a  portion  of  a  Partnership   Interest  is
         transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

                  The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Sections 1.704-1(b) and 1.704-2 of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner shall reasonably determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed assets or which are assumed by the Partnership, the General Partner, Metropolis or the Limited Partner) are computed in order to comply with such Regulations, the General Partner may make such modification; provided that it does not have an adverse effect on the amounts distributable to any Partner at any time.

                  "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the Gross Asset Value of property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Article 5 hereof.

                  "Capital Transaction" shall mean the occurrence on or after the Effective Date of any one of the following events: (i) any Metropolis Sale or any sale, exchange, transfer, encumbrance or other disposition (whether by or through any intervening entity or entities) of Metropolis' Partnership Interest or the Property (other than a Metropolis Sale or a sale, exchange, transfer, encumbrance or other disposition, whether by or through any intervening entity or entities, of Metropolis' Partnership Interest or the Property if, simultaneous with any such transaction JMB/NYC LP receives its proportionate share of the Limited Partner Sale Distribution Amount), (ii) any loan made to the Partnership, (iii) the refinancing of indebtedness affecting the Property,
(iv) the condemnation of all or any part of a Property (v) any insurance recovery relating to the Property (other than rental interruption insurance) or
(vi) any issuance of additional Partnership Interests in the Partnership. Notwithstanding anything to the contrary contained herein, "Capital Transaction" shall not include payment of the Limited Partner Sale Distribution Amount or the authorized exercise of the Purchase Right or the Put Right and the consummation of the transactions incidental to the exercise of such rights.

                  "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed on September 30, 1996 in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

                  "Charter" means the Articles of Incorporation of Metropolis, as amended and restated from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                  "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court entered the Confirmation Order.

                  "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan.

                  "Consent" means the consent or approval of a proposed action by a Partner given in accordance with Section 15.2 hereof.

                  "Debtors" has the meaning set forth in the recitals.

                  "Default Date" has the meaning set forth in Section 12.2.

                  "Depreciation" means, with respect to any asset of the Partnership for any fiscal year or other period, the depreciation, depletion, amortization or other cost recovery deduction, as the case may be, allowed or allowable for federal income tax purposes in respect of such asset for  such  fiscal  year or other  period;  provided,  however,  that  except  as otherwise provided in Section 1.704-2 of the Regulations, if there is a difference between the Gross Asset Value (including the Gross Asset Value, as increased pursuant to paragraph 1 of the definition of Gross Asset Value) and the adjusted tax basis of such asset at the beginning of such fiscal year or other period, Depreciation for such asset shall be an amount that bears the same ratio to the beginning Gross Asset Value of such asset as the federal income tax depreciation, depletion, amortization or other cost recovery deduction for such fiscal year or other period bears to the beginning adjusted tax basis of such asset; provided, further, that if the federal income tax depreciation, depletion, amortization or other cost recovery deduction for such asset for such fiscal year or other period is zero, Depreciation of such asset shall be determined with reference to the beginning Gross Asset Value of such asset using any reasonable method selected by the General Partner.

                  "Effective Date" means the date of the consummation of all Closing Transactions (as such term is defined in the Restructuring Agreement).

                  "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, real estate investment trust, limited liability company, cooperative or association.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

                  "Fiscal Year" means the period commencing on any January 1 and ending on the earlier to occur of (A) the next December 31 and (B) the date on which all assets of the Partnership are distributed pursuant to Article 14 hereof and the Certificate has been cancelled pursuant to the Act.

                  "Formula Price" is defined in Section 12.2.

                  "GAAP" means United States generally accepted accounting principles, as in effect from time to time.

                  "GAAP Net  Income"  for any  period  means the net  income (or loss) of the  Partnership  for such period,  determined in accordance with GAAP, consistently applied, excluding (without duplication) to the extent included therein (a) all extraordinary gains, including, without limitation, any extraordinary gains arising from, or in connection with a Capital Transaction, and (b) non-recurring gains. GAAP Net Income with respect to the Property shall be determined in good faith by the General Partner and such determination shall be final and binding on all parties hereto.

                  "General Partner" has the meaning set forth in the preamble.

                  "General Partner Interest" means a Partnership Interest held by the General Partner, in its capacity as general partner.

                  "Gross Asset Value" means, with respect to any asset of the Partnership, such asset's adjusted basis for federal income tax purposes, except as follows:

                  1. the initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, without reduction for liabilities, as determined by the contributing Partner and the Partnership on the date of contribution thereof;

                  2. if the General Partner reasonably determines that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted in accordance with Sections 1.704-1(b)(2)(iv)(f) and (g) of the Regulations to equal their respective gross fair market values, without reduction for liabilities, as reasonably determined by the General Partner, as of the following times:

                  a. a Capital  Contribution  (other  than a de minimis  Capital
             Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest; or

                  b. the  distribution  by the  Partnership to a Partner of more than a de minimis amount of Partnership assets as consideration for the repurchase of a Partnership Interest; or

                  c. the  liquidation of the  Partnership  within the meaning of
             Section 1.704-1(b)(2)(ii)(g) of the Regulations;

                  3. the Gross Asset Values of Partnership assets distributed to any Partner shall be the gross fair market values of such assets without reduction for liabilities, as reasonably determined by the General Partner as of the date of distribution; and

                  4. the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704- 1(b)(2)(iv)(m) of the Regulations (as set forth in Exhibit A); provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (4) to the extent that the General Partner reasonably determines that an adjustment pursuant to this paragraph (4) would duplicate an adjustment pursuant to paragraph (2) of this definition.

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss.

                  "Immediate Family" means, with respect to any natural Person, such Person's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, stepchildren, sons-in-law and daughters-in-law or any trust solely for the benefit of any of the foregoing family members whose sole beneficiaries include the foregoing family members.

                  "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his person or his estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

                  "Indemnitee" means (i) any Person made a party to a proceeding by reason of (A) such Person's status as (1) the General Partner, (2) a stockholder, partner, director, trustee or officer of the Partnership or the General Partner, or (3) a director, trustee or officer of any other Entity, each Person serving in such capacity at the request of the Partnership or the General Partner, or (B) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership (including, without limitation, any indebtedness which the Partnership has assumed or taken assets subject to); and (ii) such other Persons (including Affiliates of the General

Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

                  "Indenture" means that certain Mortgage Spreader and Consolidation Agreement and Trust Indenture dated as of March 20, 1984 among O&Y Equity Corp., Olympia & York Holdings Corporation, FAME Associates, Olympia & York 2 Broadway Land Company, Olympia & York 2 Broadway Company and Manufacturers Hanover Trust Company as Trustee, as supplemented by that certain Supplemental Indenture No. 1 dated as of March 20, 1984, that certain
Supplemental Indenture No. 2 dated as of December 30, 1986, that certain Supplemental Indenture No. 3 dated as of March 30, 1988, that certain Instrument of Resignation, Appointment and Acceptance dated as of October 28, 1992 among 2 Broadway Associates, 2 Broadway Land Company, 237 Park Avenue Associates, 1290 Associates, NationsBank of Tennessee, N.A., and Manufacturers Hanover Trust Company, that certain Supplemental Indenture No. 4 dated August 17, 1995 and that certain Supplemental Indenture No. 5 dated as of September 18, 1995 and as the same may be further supplemented from time to time in accordance with the terms thereof prior to the date of the Supplemental Indenture.

                  "IRS" shall mean the Internal Revenue Service of the United States.

                  "JMB/NYC"  means  JMB/NYC  Office  Building   Associates,   an
Illinois general partnership.

                  "JMB/NYC  Collateral"  shall  have  the  meaning  provided  in
Section 12.2B hereof.

                  "JMB/NYC   Indemnitors"   means   Property   Partners,   L.P.,
Carlyle-XIII Associates, L.P. and Carlyle-XIV Associates, L.P.

                  "JMB/NYC Indemnity" means the Indemnification Agreement, dated October 10, 1996, by the JMB/NYC Indemnitors in favor of Metropolis, as amended pursuant to the Amendment and Release Agreement.

                  "JMB/NYC LP" means JMB/NYC Office Building Associates, L.P., an Illinois limited partnership.

                  "JMB/NYC Notes" means that certain (i) Promissory Note dated July 27, 1984, reissued July 25, 1985, made by JMB/NYC to O&Y DFC in the principal amount of $9,758,363 secured by certain liens and security interests granted under the Security Agreement dated July 27, 1984 between JMB/NYC and OYHC and assigned by O&Y DFC to O&Y MFC pursuant to the Assignment and Assumption Agreement dated September 28, 1987; (ii) Promissory Note dated August 14, 1984, reissued July 25, 1985, made by JMB/NYC to O&Y DFC in the principal amount of $4,514,229 secured by certain liens and security interests granted under the Security Agreement dated August 14, 1984 between JMB/NYC and OYHC and assigned by O&Y DFC to O&Y MFC pursuant to the Assignment and Assumption Agreement dated September 28, 1987;

and (iii) Amended, Restated and Consolidated Promissory Note dated May 31, 1995 between JMB/NYC LP and O&Y MFC in the principal amount of $78,605,779 secured by certain liens and security interests granted under the Amended, Restated and Consolidated Security Agreement dated May 31, 1995 between JMB/NYC LP and O&Y MFC, which Notes and Security Agreements have been assigned to Metropolis (subject to the interest of the participant under a Participation Agreement) and were amended and restated pursuant to the Second Amended, Restated and Consolidated Promissory Note in the principal amount of $88,572,780 and the Second Amended, Restated and Consolidated Security Agreement, which Second Amended Restated and Consolidated Promissory Note, Second Amended, Restated and Consolidated Security Agreement and Participation Agreement are being assigned by Metropolis to Michigan Avenue L.L.C. as of the Effective Date.

                  "Lien" means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other similar encumbrance of any nature whatsoever.

                  "Limited Partner" has the meaning given thereto in the preamble.

                  "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

                  "Limited Partner Sale Distribution Amount" is defined in the definition of Adverse Transaction.

                  "Liquidating Event" has the meaning set forth in Section 14.1 hereof.

                  "Liquidator" has the meaning set forth in Section 14.2 hereof.

                  "Lower Tier LP" has the meaning set forth in the recitals.

                  "Metropolis" has the meaning set forth in the preamble.

                  "Metropolis Sale" means the transfer, sale or other disposition of more than 51% of the outstanding shares of all classes of common stock of Metropolis taken together, as part of a single transaction or series of related transactions.

                  "Net Income" or "Net Loss" means, for each fiscal year or other applicable period, an amount equal to the Partnership's taxable income or loss for such year or period as determined for federal income tax purposes by the General Partner, determined in accordance with

Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a) of the Code shall be included in taxable income or loss), adjusted as follows: (a) by including as an item of gross income any tax-exempt income received by the Partnership and not otherwise taken into account in computing Net Income or Net Loss; (b) by treating as a deductible expense any expenditure of the Partnership described in Section 705(a)(2)(B) of the Code (or which is treated as a Section 705(a)(2)(B) expenditure pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) and not otherwise taken into account in computing Net Income or Net Loss, including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to Section 709(b) of the Code) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to Section 267(a)(1) or 707(b) of the Code as expenditures described in Section 705(a)(2)(B) of the Code; (c) by taking into account Depreciation in lieu of depreciation, depletion, amortization and other cost recovery deductions taken into account in computing taxable income or loss; (d) by computing gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes by reference to the Gross Asset Value of such property rather than its adjusted tax basis; (e) if an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to Sections 1.704-1(b)(2)(iv)(e), (f) and (g) of the Regulations, by taking into account the amount of such adjustment as if such adjustment represented additional Net Income or Net Loss pursuant to Exhibit A; and (f) by not taking into account in computing Net Income or Net Loss items separately allocated to the Partners pursuant to Paragraphs 1 and 2 of Exhibit A.

                  "Net Operating Income" for any period means the amount equal to (a) the Partnerships' GAAP Net Income for such fiscal year, plus (b) the sum, without duplication (and only to the extent such amounts are deducted from revenues in determining such GAAP Net Income), of (i) the interest expense for such period of the Partnership, and (ii) the real estate related depreciation and amortization expenses for such period of the Partnership in respect of the Property. Net Operating Income with respect to the Property shall be determined in good faith by the General Partner and such determination shall be final and binding on all parties hereto.

                  "Nonrecourse Deductions" has the meaning set forth in Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

                  "Nonrecourse Liabilities" has the meaning set forth in Section 1.704-2(b)(3) of the Regulations.

                  "Partner" means Metropolis, the General Partner or the Limited Partner, and "Partners" means Metropolis, the General Partner and the Limited Partner, collectively.

                  "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner

Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

                  "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4).

                  "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

                  "Partnership" means the limited partnership formed under the Act and the Plan and pursuant to this Agreement, and any successor thereto.

                  "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by any Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

                  "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

                  "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section
6.1 hereof.

                  "Partnership Year" means the fiscal year of the Partnership.

                  "Permitted Partners" has the meaning set forth in subparagraph 1(b) of Exhibit A.

                  "Permitted Transferee" means any person to whom Limited Partner Interests are Transferred in accordance with Section 12.4 of this Agreement.

                  "Person" means an individual or Entity.

                  "Petition Date" the date on which the Debtors filed their voluntary petitions under chapter 11 of the Bankruptcy Code.

                  "Plan" has the meaning set forth in the recitals.

                  "Precontribution   Gain"   has  the   meaning   set  forth  in
subparagraph 3(c) of Exhibit A.

                  "Prohibited Action" has the meaning set forth in Section 12.2B hereof.

                  "Property" means 1290 Avenue of the Americas, New York, New York.

                  "Property Management and Leasing Agreements" means the Property Management and Leasing Agreements, dated October 10, 1996, between the Partnership and Tishman Speyer Properties, L.P., providing for the day-to-day management of, and leasing services related to, the Property, as same may be amended, and any substitutions or replacements therefor.

                  "Purchase Price Amount" has the meaning set forth in Section 12.2.

                  "Purchase Right Notice" has the meaning set forth in Section 12.2.

                  "Purchase Right" has the meaning set forth in Section 12.2.

                  "Put Price" has the meaning set forth in Section 12.2.

                  "Put Right" has the meaning set forth in Section 12.2.

                  "Put Right Notice" has the meaning set forth in Section 12.2.

                  "Quarter" means each of the three month periods ending on March 31, June 30, September 30 and December 31.

                  "Regulations" means the final, temporary or proposed Income Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "REIT"  means a real  estate  investment  trust as  defined in
Section 856 of the Code.

                  "REIT Requirements" has the meaning set forth in Section 6.2.

                  "Reorganization Cases" means the Debtors' cases under chapter 11 of the Bankruptcy Code, Case Nos. 96B42177(JLG) and 96B42178(JLG), which were commenced by the Debtors by the filing of voluntary petitions with the Bankruptcy Court on the Petition Date.

                  "Restricted Partner" has the meaning set forth in Section 1(b) of Exhibit A.

                  "Restructuring Agreement" means that certain Restructuring Agreement, dated as of October 28, 1999 by and among the Partnership and the other parties thereto and attached hereto as Exhibit B.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities; or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

                  "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 12.5 hereof.

                  "Tax Items" has the meaning set forth in Exhibit A.

                  "Transfer" as a noun, means any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance or other transfer, and as a verb, means to sell, assign, convey, pledge, hypothecate, give, encumber or otherwise transfer.

                  "237 Partners" means 237 Park Partners, L.P., a Delaware limited partnership.

                  Certain additional terms and phrases have the meanings set forth in Exhibit A.


                                    ARTICLE 3
                             ORGANIZATIONAL MATTERS

                  Section 3.1 Formation

                  The Partners hereby amend and restate the Original Agreement under and pursuant to the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

                  Section 3.2 Name

                  The name of the Partnership is 1290 Partners, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership,""L.P.,""Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may, upon 5 days prior written notice to the Limited Partner, change the name of the Partnership.

                  Section 3.3 Registered Office and Agent; Principal Office

                  The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1029 Orange Street, Wilmington (New Castle

County), Delaware 19801. The principal office of the Partnership shall be c/o Victor Capital Group, L.P., 605 Third Avenue -- 26th Floor, New York, New York 10158, Attn: John Klopp, or such other place as the General Partner may from time to time designate by notice to the Limited Partner. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

                  Section 3.4 Power of Attorney

                  A. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                           (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Metropolis and the Limited Partner have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property, including, without limitation, any documents necessary or advisable to convey any contributed property to the Partnership; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation;
                                     (d)  all   instruments   relating   to  the
                                     admission,     withdrawal,    removal    or
                                     substitution of any Partner pursuant to, or
                                     other events  described in,  Article 12, 13
                                     or 14 hereof or the Capital Contribution of
                                     any  Partner;  and  (e)  all  certificates,
                                     documents and other instruments relating to
                                     the    determination    of   the    rights,
                                     preferences  and  privileges of Partnership
                                     Interest; and

                           (2) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other
                                     action  which  is  made  or  given  by  the
                                     Partners  hereunder or is  consistent  with
                                     the terms of this  agreement or appropriate
                                     or necessary, in the sole discretion of the
                                     General  Partner  or  any  Liquidator,   to
                                     effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 15 hereof or as may be otherwise expressly provided for in this Agreement.

                  B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner's or Assignee's Limited Partner Interests and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Metropolis and the Limited Partner or any Assignee thereof shall execute and deliver to the General Partner or the Liquidator, within fifteen
(15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

                  Section 3.5 Term

                  The term of the Partnership shall continue until December 31, 2099, unless the Partnership is dissolved sooner pursuant to the provisions of
Article 14 or as otherwise provided by law.

                  Section 3.6 Foreign Qualifications

                  If the business of the Partnership is carried on or conducted in any state other than the State of Delaware, then the parties agree that the Partnership shall be qualified to conduct business in accordance with the laws of each such other state in which business is conducted by the Partnership. The parties agree to execute such other and further documents as may be necessary or appropriate to permit the General Partner to qualify the Partnership, or otherwise to comply with requirements for a limited partnership to conduct business, in each such state. The General Partner shall execute and file in the proper offices such certificates as may be required by the Assumed Name Act or similar law in effect in the counties and other governmental jurisdictions in which the Partnership may elect to conduct business.


                                    ARTICLE 4
                                     PURPOSE

                  Section 4.1 Purpose and Business

                  The purpose and nature of the business to be conducted by the Partnership is to engage in the following activities: to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with the Property; to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds; to undertake such other activities as may be necessary, advisable, desirable or convenient to the business of the Partnership; to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes; and to engage in such activities as are consistent with the powers described in the proviso in Section
4.2 hereof. The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated. In connection with the foregoing, but subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to enter into, perform, and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge or other Lien, and, directly or indirectly, to acquire and construct additional properties necessary or useful in connection with its business.

                  Section 4.2 Powers

                  The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of Metropolis, in its sole and absolute discretion, (i) could adversely affect the ability of Metropolis to continue to qualify as a REIT; (ii) could subject Metropolis to any additional taxes under Section 857 or Section 4981 of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over Metropolis or its securities, unless such action (or inaction) shall have been specifically consented to by Metropolis in writing.

                                    ARTICLE 5
                              CAPITAL CONTRIBUTIONS

                  Section 5.1 Capital Contributions of the Partners

                  (a) As of the date hereof, the Partners shall be deemed to have made the Capital Contributions set forth on Exhibit C hereto.

                  (b) The General Partner may, in its sole discretion, make additional Capital Contributions to the Partnership.

                  (c) The Partners shall have an interest in Net Income, Net Loss and distributions of the Partnership as set forth in Exhibit A, which interests shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately exchanges, additional Capital Contributions or similar events having an effect on any Partner's Partnership Interest. Except as provided in this Section 5.1, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

                  Section 5.2 Additional Funds; Restrictions on General Partner

                  The sums of money required to finance the business and affairs of the Partnership shall be derived from the initial Capital Contributions made to the Partnership by the Partners as set forth in Section 5.1 and from funds generated from the operation and business of the Partnership. If additional financing is needed from sources other than as set forth in the preceding sentence for any reason, the General Partner may, in its sole and absolute discretion but subject to Section 8.1E, in such amounts and at such times as it solely shall determine to be necessary or appropriate, (i) cause the Partnership to issue additional Partnership Interests and admit additional limited partners to the Partnership in accordance with Section 5.3; (ii) make additional Capital Contributions to the Partnership; (iii) cause the Partnership to borrow money, enter into loan arrangements, issue debt securities, obtain letters of credit or otherwise borrow money on a secured or unsecured basis; (iv) make a loan or loans to the Partnership; or (v) subject to Section 8.1E, sell any assets or properties of the Partnership.

                  Section 5.3 Issuance of Additional Partnership Interests; Admission of Additional Limited Partners

                  In addition to any Partnership Interests issuable by the Partnership pursuant to Section 5.2, the General Partner is authorized to cause the Partnership to issue additional Partnership Interests (or options therefor) senior or junior to the Partnership Interests issued in respect of the initial Capital Contributions (as set forth in Section 5.1(a), (b) and (c)) to any Persons at any time or from time to time, for consideration not less than the fair market value thereof (or the fair market value as of the date an option is granted) (as such fair market value is determined in the sole and absolute discretion of the General Partner's Board of Directors), and on such terms and conditions, as the General Partner shall establish in each case in its sole and absolute discretion, without any approval being required from any Limited Partner or any other Person; provided, however, that such issuance does not cause any amounts of the Partnership's indebtedness to be excluded from the tax basis of the Partnership Interests of the Limited Partner. Subject to the limitations set forth in the preceding sentence, the General Partner may take such steps as it, in its reasonable discretion, deems necessary or appropriate to admit any Person as a limited partner of the Partnership, including, without limitation, amending the Certificate, Exhibit C or any other provision of this Agreement.

                  Section 5.4 No Third Party Beneficiary

                  No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns.

                  Section 5.5 No Interest; No Return

                  No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

                  Section 5.6 No Preemptive Rights

                  No Person shall have any  preemptive  or other  similar  right
with  respect  to  (i)  additional   Capital   Contributions  or  loans  to  the
Partnership; or (ii) issuance or sale of any Partnership Interests.


                                    ARTICLE 6
                                  DISTRIBUTIONS

                  Section 6.1 Regular Distributions

                  Except for distributions pursuant to Section 14.2 in connection with the dissolution and liquidation of the Partnership, and subject to the provisions of Sections 6.3, 6.4 and 6.5, the General Partner shall cause the Partnership to distribute, from time to time as determined by the General Partner, but in any event not less frequently than quarterly, all Available Cash, to the Partners, in accordance with the provisions of Exhibit A.

                  Section 6.2 Qualification as a REIT

                  The General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts under this Article 6 to enable Metropolis to pay stockholder dividends that will (i) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (ii) avoid any federal income or excise tax liability of Metropolis; provided, however, the General Partner shall not be bound to comply with this covenant to the extent such distributions would (i) violate applicable Delaware law or (ii) contravene the terms of any notes, mortgages or other types of debt obligations which the Partnership may be subject to in conjunction with borrowed funds.

                  Section 6.3 Withholding

                  With respect to any withholding tax or other similar tax liability or obligation to which the Partnership may be subject as a result of any act or status of any Partner or to which the Partnership becomes subject with respect to any Partnership Interest, the Partnership shall have the right to withhold amounts of Available Cash distributable to such Partner or with respect to such Partnership Interest, to the extent of the amount of such withholding tax or other similar tax liability or obligation pursuant to the provisions contained in Section 11.5.

                  Section 6.4 Additional Partnership Interests

                  If the Partnership issues Partnership Interests in accordance with Section 5.2 or 5.3, the distribution priorities set forth in Exhibit A shall be amended, as necessary, to reflect the distribution priority of such Partnership Interests.

                  Section 6.5 Distributions Upon Liquidation

                  Proceeds from a Capital Transaction shall be distributed pursuant to the provisions of Exhibit A and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 14.2, after allocating Net Income, Net Loss or items thereof in accordance with
Section 1(c) of Exhibit A.


                                    ARTICLE 7
                                   ALLOCATIONS

                  The Net Income, Net Loss and other Partnership items shall be allocated pursuant to the provisions of Exhibit A.

                                    ARTICLE 8
                      MANAGEMENT AND OPERATIONS OF BUSINESS

                  Section 8.1 Management

                  A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs the Partnership are and shall be exclusively vested in the General Partner, and, except as provided in
Section 8.1E hereof, neither Metropolis nor the Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Metropolis or the Limited Partner with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner shall have, subject to Section 8.1E hereof, full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 4.2 hereof and to effectuate the purposes set forth in Section 4.1 hereof, including, without limitation:

                           (1) (a) the making of any expenditures, the lending or borrowing of money, including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit Metropolis (so long as Metropolis qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders in amounts sufficient to permit Metropolis to maintain REIT status,
                                    (b) the assumption or guarantee of, or other
                                    contracting  for,   indebtedness  and  other
                                    liabilities, (c) the issuance of evidence of
                                    indebtedness  (including the securing of the
                                    same by  deed,  mortgage,  deed of  trust or
                                    other   lien   or    encumbrance    on   the
                                    Partnership's  assets) and (d) the incurring
                                    of any  obligations  it deems  necessary for
                                    the  conduct  of  the   activities   of  the
                                    Partnership;

                           (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                           (3) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with  any  assets  at any  time  held by the
                                    Partnership)   or  the   merger   or   other
                                    combination of the Partnership with or into another entity;

                           (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any  purpose  consistent  with the
                                    terms of this  Agreement and on any terms it
                                    sees fit, including, without limitation, the
                                    financing  of the conduct of the  operations
                                    of  the   Partnership,   the   repayment  of
                                    obligations  of  the   Partnership  and  the
                                    Subsidiaries  of  the  Partnership  and  any
                                    other Person in which the Partnership has an
                                    equity investment, and the making of capital
                                    contributions    to    the     Partnership's
                                    Subsidiaries;

                           (5) the management, operation, expansion, development, construction, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership;

                           (6) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including (i) contracting with property managers, leasing
                                    agents,       contractors,       developers,
                                    consultants,   accountants,  legal  counsel,
                                    other   professional   advisors   and  other
                                    agents, and (ii) the payment of such related
                                    expenses   and   compensation   out  of  the
                                    Partnership's assets;

                           (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                           (8) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                           (9) the collection and receipt of revenues and income of the Partnership;

                           (10) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors  of  the  Partnership,  and  the
                                    determination  of  their   compensation  and
                                    other terms of employment or engagement;

                           (11) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                           (12)     the  formation  of,  or  acquisition  of  an
                                    interest   in,  and  the   contribution   of
                                    property to, any further  limited or general
                                    partnerships,   joint   ventures   or  other
                                    relationships   that  it   deems   desirable
                                    (including,    without    limitation,    the
                                    acquisition   of   interests   in,  and  the
                                    contributions    of    property    to,   its
                                    Subsidiaries and any other Person in which it has an equity investment from time to time);

                           (13) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings,
                                    arbitrations   or  other  forms  of  dispute
                                    resolution, the incurring of legal expenses,
                                    and  the   indemnification   of  any  Person
                                    against liabilities and contingencies to the extent permitted by law;

                           (14) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                           (15) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

                           (16) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                           (17) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                           (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

                           (19) the making, execution and delivery of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties,  indemnities,  waivers, releases
                                    or  legal   instruments   or  agreements  in
                                    writing necessary or appropriate, in the judgment of the General Partner, for the accomplishment of any of the foregoing;

                           (20) the issuance of additional Partnership Interests, as appropriate, in connection with Capital Contributions by Partners pursuant to Article 5 hereof; and

                           (21) the opening of bank accounts on behalf of, and in the name of, the Partnership and its Subsidiaries.

                  B. Metropolis and the Limited Partner agree that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners (except as provided in Section 8.1E), notwithstanding any other provision of this Agreement, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership, Metropolis or the Limited Partner or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                  C. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amount as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

                  D. Except as provided in Section 8.1E, in exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to the Limited Partner or Metropolis under any circumstances as a result of an income tax liability incurred by the Limited Partner or its partners or Metropolis or its shareholders as a result of an action (or inaction) by the General Partner taken pursuant to its authority under and in accordance with this Agreement.

                  E. Notwithstanding anything to the contrary set forth in this Agreement, until the Approval Right Termination Date, the General Partner shall not, without the prior written consent of the Limited Partner (which may be given or withheld in its sole and absolute discretion) cause or permit (to the extent within the General Partner's reasonable control) any Adverse Transaction to occur; provided however that the General Partner shall be under no obligation to commence litigation or to incur any expense (unless JMB/NYC LP shall fund such expense) in order to avoid or prevent an Adverse Transaction from occurring.

                  F. In connection with such management and subject to any limitations set forth elsewhere in this Agreement, the General Partner:

                           1. Shall maintain or cause to be maintained, at the expense of the Partnership, complete and accurate records of all correspondence, documents or instruments of any nature relating to the Partnership business. Such records, together with such supporting evidence thereof as is in the control and possession of the Partnership or of the General Partner, shall be kept in the principal office of the General Partner or of the Partnership for such periods as the General Partner deems appropriate. The Partners and/or their authorized representatives, shall have the right to inspect and/or copy any or all of the above-described records during normal business hours.

                           2. Shall execute any and all documents or instruments of any kind which the General Partner may reasonably deem appropriate in carrying out the purposes of the Partnership.

                           3. Shall maintain, or cause to have maintained, at the expense of the Partnership, adequate records and accounts of all transactions, operations and expenditures and shall furnish or cause to be furnished the Partners with annual statements of account as of the end of each calendar year.

                  G. The General Partner may employ or retain such counsel, accountants, appraisers or other experts or advisors as the General Partner may reasonably deem appropriate for the purpose of discharging its duties hereunder, and shall be entitled to pay the fees of any such persons from the funds of the Partnership. The General Partner may act, and shall be protected in acting in good faith, on the opinion or advice of, or information obtained from, any such counsel, accountant, appraiser or other expert or advisor, whether retained or employed by the Partnership, the General Partner, or otherwise, in relation to any matter connected with the administration or operation of the business and affairs of the Partnership.

                  Section 8.2 Certificate of Limited Partnership

                  The General Partner has filed the Certificate with the Secretary of State of Delaware as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of Section 9.5A(3) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.

                  Section 8.3 Reimbursement of the General Partner

                  A. Except as provided in this Section 8.3 and elsewhere in this Agreement (including the provisions of Articles 6 and 7 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                  B. The General Partner, shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all expenses that it incurs relating to the ownership and operation of, or for the benefit of, the Partnership; provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts of the Partnership held by it in its name. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 8.6.

                  Section 8.4 Outside Activities of the General Partner

                  A. The General Partner shall devote such time and effort to the business of the Partnership as the General Partner shall reasonably deem necessary to promote adequately the interests of the Partnership and the interests of the Partners; however, it is specifically understood and agreed that the General Partner shall not be required to devote full time to the business of the Partnership and that the Partners and their respective stockholders, partners, directors, officers and affiliates may at any time and from time to time engage in and possess interests in other business ventures of any and every type and description, including, without limitation, the ownership, operation, financing and management of real estate, interests in real estate or real estate-related securities, independently or with others which may be competitive with the Partnership's business or that are enhanced by the Partnership's activities or business, and neither the Partnership nor any Partner shall by virtue of this Agreement or otherwise have any right, title or interest in or to such independent ventures.

                  B. The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

                  C. The Partners shall be under no obligation to contribute additional capital to the Partnership and the General Partner may raise additional capital without any obligation to contribute it to the Partnership.

                  Section 8.5 Contracts with Affiliates

                  A. The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                  B. Except as provided in Section 8.1E, the Partnership may Transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

                  C. The General Partner, in its sole and absolute discretion and without the approval of Metropolis and the Limited Partner, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner (but only to the extent such services are related to the Partnership), or any Subsidiaries of the Partnership.

                  D. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a "right of first opportunity" or "right of first offer" arrangement, non-competition agreements and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

                  Section 8.6 Indemnification

                  A. To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the General Partner as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, except to the extent it is finally determined by a court of competent jurisdiction, from which no further appeal may be taken, that such Indemnitee's action constituted intentional acts or omissions constituting willful misconduct or fraud. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject
to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 8.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness. Any indemnification pursuant to this Section 8.6 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this
Section 8.6.

                  B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding.

                  C. The indemnification provided by this Section 8.6 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnities are indemnified.

                  D.  The  Partnership  may,  but  shall  not be  obligated  to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                  E. For purposes of this Section 8.6, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by such Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, such Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this
Section 8.6; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participant and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                  F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 8.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  H. The provisions of this Section 8.6 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 8.6 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 8.6, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  Section 8.7 Liability of the General Partner

                  A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner and its officers and directors shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith; provided, however, the foregoing shall not be deemed to exculpate the General Partner from any liability the General Partner may have under the GP Contribution Agreement.

                  B. Metropolis and the Limited Partner expressly acknowledge that the General Partner is acting on behalf of the Partnership and the stockholder of the General Partner collectively, that the General Partner, subject to the provisions of Section 8.1E hereof, is under no obligation to consider the separate interest of the Limited Partner in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Metropolis or the Limited Partner in connection with such decisions, provided that the General Partner has acted in good faith. With respect to any indebtedness of the Partnership which any Limited Partner may have guaranteed, the General Partner shall have no duty to keep such indebtedness outstanding.

                  C. Subject to its obligations and duties as General Partner set forth in Section 8.1A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agent. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

                  Section 8.8 Other Matters Concerning the General Partner

                  A. The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                  B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the advice or opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such advice or opinion.

                  C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

                  D. Notwithstanding any other provisions of this Agreement (other than Section 8.1E) or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of Metropolis to continue to qualify as a REIT; or (ii) to avoid Metropolis incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by Metropolis and the Limited Partner.

                  Section 8.9 Title to Partnership Assets

                  Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership asset for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

                  Section 8.10 Reliance by Third Parties

                  Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Metropolis and the Limited Partner hereby waive any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and
(iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.


                                    ARTICLE 9
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

                  Section 9.1 Limitation of Liability

                  Metropolis and the Limited Partner shall have no liability under this Agreement except as expressly provided in this Agreement, including
Section 11.5 hereof, or under the Act.

                  Section 9.2 Management of Business

                  None of Metropolis, the Limited Partner or any Assignee thereof (other than the General Partner, any of its Affiliates or any officer, director, employee, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of Metropolis, the Limited Partner or any Assignee thereof under this Agreement.

                  Section 9.3 Outside Activities of Limited Partners

                  Subject to any agreements entered into pursuant to Section 8.7 hereof and any other agreements entered into by Metropolis, the Limited Partner or Affiliate thereof with the Partnership or any of its Subsidiaries, Metropolis and the Limited Partner and any officer, director, partner, employee, agent, trustee, Affiliate or shareholder thereof shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of Metropolis, the Limited Partner or any Assignee thereof. None of Metropolis, the Limited Partner nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, Metropolis, the Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, Metropolis, the Limited Partner or such other Person, could be taken by such Person.

                  Section 9.4 Return of Capital

                  Neither Metropolis nor the Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit A, or as otherwise expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

                  Section 9.5 Rights of Limited Partners Relating to the Partnership

                  A. In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 9.5B hereof, each of Metropolis, the Limited Partner and JMB/NYC LP shall receive from the Partnership the following:

                           (1) copies of all annual and quarterly reports of the Partnership;

                           (2)      a copy of the Partnership's  federal,  state
                                    and  local   income  tax  returns  for  each
                                    Partnership Year; and

                           (3) a copy of this Agreement and the Certificate and all amendments and/or restatements thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments and/or restatements thereto have been executed.

                  B. In addition, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand:

                           (1) to obtain a current list of the name and last known business, residence or mailing address of each Partner; and

                           (2) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

                  C. Notwithstanding any other provision of this Section 9.5, the General Partner may keep confidential from Metropolis and the Limited Partner, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information (other than information partners of Metropolis and the Limited Partner require in order to comply with law, including making proper tax filings) that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.


                                   ARTICLE 10
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

                  Section 10.1 Records and Accounting

                  The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to comply with applicable REIT Requirements and to provide to Metropolis and the Limited Partner any information, lists and copies of documents required to be provided pursuant to Sections 9.5A and 10.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

                  Section 10.2 Fiscal Year

                  The fiscal year of the Partnership shall be defined as a calendar year.

                  Section 10.3 Reports

                  A. As soon as  practicable,  but in no event later than ninety
(90) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each of Metropolis, the Limited Partner and JMB/NYC LP an annual report containing financial statements of the Partnership as of the close of the Partnership Year, or of Metropolis if such statements are prepared solely on a consolidated basis with Metropolis, for such Partnership Year, presented in accordance with GAAP, such statements to be audited by Deloitte & Touche LLP or another nationally recognized firm of independent public accountants selected by Metropolis and, until the Approval Right Termination Date, reasonably acceptable to JMB/NYC LP; provided that the failure of JMB/NYC LP to approve a public accountant shall not be deemed to be unreasonable if such accountant fails to confirm in writing to the Partnership and JMB/NYC LP that it will follow the allocations of Partnership non-recourse liabilities as provided herein.

                  B. As soon as practicable, but in no event later than forty-five (45) days after the close of each calendar quarter (except the last calendar quarter of each calendar year), the General Partner shall cause to be mailed to each of Metropolis, the Limited Partner and JMB/NYC LP a report containing unaudited financial statements in the form regularly prepared by the Partnership as of the last day of the calendar quarter of the Partnership, or of Metropolis, if such statements are prepared solely on a consolidated basis with Metropolis, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                  C. Upon receipt by the Partnership of a confidentiality agreement in form annexed as Exhibit D hereto from JMB/NYC LP, as soon as practicable, but in no event later than thirty (30) days prior to the beginning of each calendar year, the General Partner shall cause to be delivered to each of Metropolis, the Limited Partner and JMB/NYC LP an operating budget for the Property, in the form regularly prepared by the Partnership.

                                   ARTICLE 11
                                   TAX MATTERS

                  Section 11.1 Preparation of Tax Returns

                  The General Partner shall arrange for the preparation and timely filing by the Partnership's accountants of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within sixty (60) days of the close of each taxable year, the tax information reasonably required by Metropolis and the Limited Partner for federal and state income tax reporting purposes. JMB/NYC LP, as a partner in the Limited Partner shall be entitled to confer with such accountants concerning all tax matters.

                  Section 11.2 Tax Elections

                  Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. The General Partner shall elect the
"remedial method" of making Section 704(c)  allocations  pursuant to Regulations
Section  1.704-3  with respect to property  contributed  to  Partnership  by the
Limited Partner and shall not make the election under Section 754 of the Code prior to January 1, 1997, unless otherwise requested by Metropolis or the Limited Partner and in the event of any such request, the General Partner shall comply with the request of Metropolis or the Limited Partner as to the making of
Section 704(c) allocations and the making (or revocation) of a Section 754 election. The General Partner shall have the right to seek to revoke any tax election it makes (other than (i) the election to use the remedial method of making the Section 704(c) allocations described in this Section 11.2 or another method of making Section 704(c) allocations requested by the Limited Partner and
(ii) the election under Section 754 of the Code), upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

                  Section 11.3 Tax Matters Partner

                  A. The General Partner shall be the "tax matters partner" of the Partnership (within the meaning of Section 6231(a)(7) of the Code) and shall exercise such position on a reasonable basis and in accordance with Sections 8.1D and 8.1E. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the Internal Revenue Service of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the Internal Revenue Service with the name, address, taxpayer identification number, and profit interest of each of Metropolis and the Limited Partner and the Assignees thereof; provided, that such information is provided to the Partnership by Metropolis, the Limited Partner and the Assignees.

                  B. The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 8.6 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

                  C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

                  Section 11.4 Organizational Expenses

                  The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

                  Section 11.5 Withholding

                  Each of Metropolis and the Limited Partner hereby authorizes the Partnership to withhold from such Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amounts withheld shall be treated as having been distributed to such Partner.


                                   ARTICLE 12
                            TRANSFERS AND WITHDRAWALS

                  Section 12.1 Transfer

                  A. The term "Transfer," when used in this Article 12 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which Metropolis or the Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person.

                  B. No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 12. Any Transfer or purported

Transfer of a Partnership Interest not made in accordance with this Article 12 shall be null and void.

                  C. Subject to any provisions of this Agreement relating to Adverse Transactions, each of Metropolis and the General Partner shall have the right to Transfer its Partnership Interest in its sole discretion.

                  Section  12.2  General  Partner's   Purchase  Right;   Limited
Partner's Put Rights

                  A. The General Partner shall have the continuing right (the "Purchase Right"), exercisable as set forth in the next sentence to acquire or cause its designee to acquire the Partnership Interest of the Limited Partner, free and clear of any liens, restrictions and encumbrances (other than those set forth in this Agreement), for an amount (the "Purchase Price Amount") equal to the greater of (x) the amount that would be distributed to the Limited Partner pursuant to Section 14.2 of this Agreement (after repaying all debt encumbering the Property) if the Property were sold (and all proceeds therefrom were distributed to the Partners in accordance with such Section) for a cash amount equal to the quotient of (A) the product of two times the Property's Net Operating Income for the period of January 1, 2000 through June 30, 2000 and (B)
0.12 (the "Formula Price"), and (y) $1,414,141.00. The General Partner may exercise the Purchase Right in its discretion at any time following the earliest of (i) the Default Date (as hereinafter defined), (ii) the date on which JMB/NYC LP no longer holds any partnership interest in the Limited Partner and (iii) March 1, 2001; provided, that an exercise of the Purchase Right pursuant to this clause (iii) may only be made by delivery of a Purchase Right Notice (as hereinafter defined) by the General Partner to the Limited Partner during March or April of calendar year 2001 and in any March or April thereafter. The Purchase Right shall be exercised upon fifteen (15) business days' prior written notice (the "Purchase Right Notice") from the General Partner to the Limited Partner (which shall not be delivered before fifteen (15) business days prior to the date giving rise to such exercise) and shall be consummated, without any action on the part of the Limited Partner, on the fifteenth business day following delivery of the Purchase Right Notice. Payment of the Purchase Price Amount shall be a joint and several obligation of the General Partner and Metropolis. If the exercise of the Purchase Right is prior to January 1, 2001 pursuant to clause (i) or (ii) above, then the Formula Price shall be calculated based on the Property's Net Operating Income for the first full calendar year immediately preceding the date of exercise. The Limited Partner hereby constitutes and appoints the General Partner and its authorized officers and attorneys-in-fact, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to execute, swear to, acknowledge, deliver, file and record all certificates, documents, and other instruments in order to effectuate the transfer pursuant to the Purchase Right and the Put Right (as hereinafter defined).

                  B.  JMB/NYC  LP has (i)  caused  the  JMB/NYC  Indemnitors  to execute and deliver to the General Partner the JMB/NYC Indemnity and (ii) delivered to the General Partner a marketable security in form and substance acceptable to the General Partner which is guaranteed by the full faith and credit of the United States of America and which will have a market value as of March 1, 2001 of no less than $5,714,285 (the "JMB/NYC Collateral"). The General Partner shall hold the JMB/NYC Collateral in accordance with the terms hereof and JMB/NYC LP hereby reaffirms its grant, pursuant to the Original Agreement to the General Partner of a first priority perfected security interest therein and agrees to take such actions as the General Partner may reasonably request to ratify, confirm and continue such security interest. JMB/NYC LP shall be charged with all income accrued under the JMB/NYC Collateral prior to its liquidation and application by the General
Partner in accordance herewith. The General Partner may, at its election, liquidate the JMB/NYC Collateral and hold or distribute the proceeds thereof free and clear of any interest of JMB/NYC LP and demand payment under the JMB/NYC Indemnity if (1) JMB/NYC LP or any of its officers, directors, partners, stockholders, agents or affiliates (collectively, the "Controlled Entities") intentionally interferes with, impedes or prevents (including, without limitation, the filing by JMB/NYC LP of a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency statute or any Controlled Entity joining an involuntary petition against JMB/NYC LP under the Bankruptcy Code or such other statute) (x) the exercise by the General Partner of the Purchase Right, (y) any disposition, mortgage, pledge, encumbrance, hypothecation or exchange (whether by or through any intervening entity or entities) of the Property or of Metropolis' Partnership Interest by Metropolis or the merger or other combination of the Partnership with or into another entity, in accordance with the terms of this Agreement; provided that such disposition, mortgage, pledge, encumbrance, hypothecation, exchange, merger or other combination does not constitute an Adverse Transaction, or (z) a Metropolis Sale; provided that such Metropolis Sale does not constitute an Adverse Transaction (i.e., that in connection with such Metropolis Sale, JMB/NYC LP receives its proportionate share of the Limited Partner Sale Distribution Amount) and (2) such action (individually a "Prohibited Action" and, collectively, the "Prohibited Actions") is not revoked or rescinded within sixty
(60) days after notice by the indemnitee thereunder to the JMB/NYC Indemnitors so as to permit the consummation of the transaction described in clause (x), (y) or (z) above unimpeded by any action by JMB/NYC LP or any of the Controlled Entities. If JMB/NYC LP shall take a Prohibited Action and the Prohibited Action is not revoked or rescinded by the sixtieth day after notice by the indemnitee thereunder to the JMB/NYC Indemnitors (the earlier of March 1, 2001 and the expiration of such 60 day period, the "Default Date") so as to permit the consummation of the transaction described in clause (x), (y) or (z) above unimpeded by any action by JMB/NYC LP or any of the Controlled Entities, the General Partner shall have the continuing right at any time after the Default Date to exercise the Purchase Right pursuant to Section 12.2A. The General Partner shall deliver the JMB/NYC Collateral to JMB/NYC LP upon the expiration of the preference period under Section 547 of the Bankruptcy Code following (A) the transfer of the interest of the Limited Partner pursuant to the Purchase Right or the Put Right, (B) a sale or other transfer of the Property by the Partnership to the extent permitted under the terms of this Agreement, in each case without JMB/NYC LP or any other Controlled Entity having taken any Prohibited Action, or (C) receipt by the General Partner of all amounts payable under the JMB/NYC Indemnity following the occurrence of a Prohibited Action. The General Partner's right to apply the proceeds of the JMB/NYC Collateral as provided herein shall be reduced on a dollar for dollar basis to the extent the General Partner receives payments from the JMB/NYC Indemnitors under the JMB/NYC Indemnity in excess of $8,571,429.

                  C. The Limited Partner shall have the continuing right (the "Put Right") exercisable at any time after January 1, 2001 during the month of September in 2001 and in the month of September in any calendar year thereafter to require the General Partner and Metropolis, jointly and severally, to purchase the Partnership Interest of the Limited Partner, free and clear of all liens, restrictions, and encumbrances (other than those set forth in the Agreement) for a cash amount (the "Put Price") equal to the greater of (x) the Formula Price and (y) $1,010,101.00. The Put Right shall be exercised by the Limited Partner upon fifteen (15) days prior written notice (the "Put Right Notice") to the General Partner and shall be consummated, without any action on the part of the Limited Partner, within fifteen (15) days following the delivery of the Put Right Notice.

                  D. In connection with the exercise of either the Purchase Right or the Put Right, the Limited Partner shall pay all transfer taxes, gain taxes and other similar costs related to the exercise of such rights, including, in the case of the Put Right, any additional transfer taxes and transfer gains taxes which would be retroactively assessed with respect to the transfer of the Property to the Partnership pursuant to the Plan by reason of the exercise of the Put Right.

                  E. Notwithstanding anything to the contrary in this Agreement or otherwise, payments or distributions made by the Partnership pursuant to this Agreement (including in connection with the transactions contemplated in clause
(G) of the definition of "Adverse Transaction" and clause (i) of the definition of "Capital Transaction"), or by the General Partner or Metropolis pursuant to Sections 12.2A and 12.2C, shall be made (i) in the case of payments or distributions to the Limited Partner, in the ratio of 99.001% to JMB/NYC LP, pursuant to wire transfer instructions of JMB/NYC LP, and .999% to 237/1290 Upper Tier GP Corp., pursuant to wire transfer instructions of Metropolis and
(ii) in the case of payments or distributions to Metropolis or the General Partner, 100% pursuant to wire transfer instructions of Metropolis, in each case without reduction for any fees, expenses or costs.

                  Section 12.3 Transfer of the General Partner Interest

                  A. The General Partner may Transfer all or any part of its General Partner Interest or withdraw as General Partner, in its sole discretion and without the consent of Metropolis or the Limited Partner; provided that the General Partner may withdraw as general partner only in connection with a Transfer of its General Partner Interest and immediately following the admission of a successor General Partner, as general partner, in accordance with Article 13 hereof.

                  B. If the  General  Partner  withdraws  as general  partner in accordance with clause 12.3A above, its General Partner Interest shall immediately be converted into a Limited Partner Interest and the successor General Partner shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, any other items, gain, loss, deduction and credit that are attributable to the General Partner Interest.

                  Section 12.4 Limited Partner's Rights to Transfer

                  A. Metropolis may Transfer all or any part of its Limited Partner Interest in its sole discretion and without the consent of any other Partner.

                  B. The Limited Partner may Transfer all or any part of its Limited Partner Interest to any person or entity without the prior written consent of the General Partner. The Limited Partner shall not pledge, encumber or place a lien on its Limited Partner Interest without the prior written consent of the General Partner. No successor to any of the Limited Partner's Limited Partner Interest shall become a substituted limited partner, as that term is used in the Act, without the prior written consent of the General Partner. Any consent from the General Partner required under this Section 12.4 may be granted or withheld by the General Partner in its sole discretion.

                  Section 12.5 Substituted Limited Partners

                  A. The General Partner shall have the right to consent to the admission of a transferee who receives Limited Partner Interests pursuant to
Section 12.5, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit such transferee to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

                  B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 12 shall have all the rights and powers and be subject to all the restrictions and liabilities of a limited partner under this Agreement.

                  C. No Permitted Transferee will be admitted as a Substituted Limited Partner unless (i) such transferee has furnished to the General Partner
(a) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 3.4 and 12.2(A) hereof and (b) such other documents or instruments as may be required in the reasonable discretion of the General Partner in order to effect such Person's admission as a Substituted Limited Partner and (ii) the General Partner has consented to such admission in accordance with Section 12.6A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit C to reflect the name, address and Limited Partner Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

                  Section 12.6 General Provisions

                  A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner's Limited Partner Interests in accordance with this Article 12.

                  B. Any Limited Partner who shall Transfer all of its Limited Partner Interests in a Transfer permitted pursuant to this Article 12 shall cease to be a Limited Partner upon the admission of all Assignees of such Limited Partner Interests as Substituted Limited Partners.

                  C. Without the consent of the General Partner, transfers pursuant to this Article 12 may only be made as of the first day of a fiscal quarter of the Partnership.

                  D. If any Partnership Interest is transferred or assigned during the Partnership's fiscal year in compliance with the provisions of this
Article 12 on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the Transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which an exchange occurs shall be allocated to the exchanging Partner, provided, however, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments, or exchanges as it determines are necessary or appropriate. All distributions of Available Cash attributable to such Limited Partner Interest with respect to which the Partnership Record Date is before the date of such transfer, assignment, or exchange shall be made to the transferor Partner or the exchanging Partner, as the case may be, and in the case of a Transfer or assignment other than an exchange, all distributions of Available Cash thereafter attributable to such Limited Partner Interest shall be made to the transferee Partner.


                                   ARTICLE 13
                              ADMISSION OF PARTNERS

                  Section 13.1 Admission of Successor General Partner

                  A successor to all of the General Partner Interest pursuant to
Section 12 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 12.6 hereof.

                  Section 13.2 Admission of Additional Limited Partners

                  A.  A  Person  who  makes  a  Capital   Contribution   to  the
Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 3.4 and, if applicable, 12.2(A) hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

                  B. Notwithstanding anything to the contrary in this Section 13.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

                  C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with
Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

                  Section 13.3 Amendment of Agreement and Certificate of Limited Partnership

                  For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including, if applicable, amendments of Exhibits A and B) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 3.4 hereof.


                                   ARTICLE 14
                    DISSOLUTION, LIQUIDATION AND TERMINATION

                  Section 14.1 Dissolution

                  The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. In the event of the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. Subject to Section 8.1E hereof, the Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

                  A. the  expiration  of its term as  provided  in  Section  3.5 hereof;

                  B. an event of withdrawal of the General Partner, as defined in the Act unless, within ninety (90) days after such event of withdrawal all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner, provided that a withdrawal of the General Partner in connection with a Transfer of its General Partner Interest shall be governed by the provisions of Section 12.3A hereof;

                  C. until the Approval Right Termination Date, an election to dissolve the Partnership made by the General Partner, with the consent of the Limited Partner (which may be given or withheld in its sole and absolute discretion);

                  D. from and the after Approval Right Termination Date, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

                  E.  entry  of  a  decree  of  judicial   dissolution   of  the
Partnership pursuant to the provisions of the Act;

                  F. the sale of all or substantially all of the assets and properties of the Partnership.

                  Section 14.2 Winding Up

                  A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, if there is no remaining General Partner, any Person elected by Metropolis (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of beneficial interest or other securities of the General Partner) shall be applied and distributed in the following order:

                  (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                  (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the General Partner and Metropolis;

                  (3) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the Limited Partner; and

                  (4) The balance, if any, to Metropolis, the General Partner and Limited Partner to the extent of and in accordance with the positive balances in their Capital Accounts after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 14.

                  B. Notwithstanding the provisions of Section 14.2A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any asset except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 14.2A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interests of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                  C. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner, Metropolis and Limited Partner pursuant to this Article 14 may be:

                           (1) distributed to a trust established for the benefit of the General Partner, Metropolis and Limited Partner for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner, Metropolis and Limited Partner from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner, Metropolis and the Limited Partner pursuant to this Agreement; or

                           (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner, Metropolis and Limited Partner in the manner and order of priority set forth in Section 14.2A as soon as practicable.

                  Section 14.3 No Obligation to Contribute Deficit

                  If any Partner has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

                  Section 14.4 Rights of Limited Partners

                  Except as otherwise provided in this Agreement, each Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

                  Section 14.5 Notice of Dissolution

                  If a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 14.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

                  Section 14.6 Termination of Partnership and Cancellation of Certificate of Limited Partnership

                  Upon the completion of the liquidation of the Partnership's assets, as provided in Section 14.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the state of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

                  Section 14.7 Reasonable Time for Winding-Up

                  A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 14.2 hereof in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect among the Partners during the period of liquidation.

                  Section 14.8 Waiver of Partition

                  Each Partner hereby waives any right to partition of the Partnership property.


                                   ARTICLE 15
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

                  Section 15.1 Amendments

                  A. The General Partner shall have the power, without the consent of Metropolis or the Limited Partner, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                           (1) to add to the obligations of the General Partner or surrender any right or power
                                    granted  to  the  General   Partner  or  any
                                    Affiliate  of the  General  Partner  for the
                                    benefit  of   Metropolis   or  the   Limited
                                    Partner;

                           (2)      to  reflect  the  admission,   substitution,
                                    termination, or withdrawal of Partners in accordance with this Agreement;

                           (3) to set forth the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 5.3 hereof;

                           (4) to reflect a change that (i) is of an inconsequential nature or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make
                                    other   changes   with  respect  to  matters
                                    arising under this  Agreement  that will not
                                    be   inconsistent   with  law  or  with  the
                                    provisions of this Agreement,  and (ii) does
                                    not  adversely  affect   Metropolis  or  the
                                    Limited Partner in any material respect; and

                           (5) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

The General Partner shall provide notice to Metropolis, JMB/NYC LP and the Limited Partner when any action under this Section 15.1A is taken.

                  B. Notwithstanding Section 15.1A hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected (which consent may be given or withheld in its sole and absolute discretion) if such amendment would (i) convert a Limited Partner Interest into a general partner interest; (ii) modify the limited liability of Metropolis or the Limited Partner in a manner adverse to such Partner; (iii) alter rights of the Partner to receive distributions pursuant to Article 6 or Article 14, or the allocations specified in Article 7 (except as permitted pursuant to Article 4 and Section 15.1A(3) hereof); (iv) cause the termination of the Partnership prior to the time set forth in Section 3.5 or 14.1; or (v) amend this Section 15.1B. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 14.1C without the Consent specified in that section.

                  C. Notwithstanding Section 15.1A or Section 15.1B hereof, the General Partner shall not amend at any time prior to the Approval Right Termination Date, Article II, Article XI, or Sections 4.1, 8.1D, 8.1E, 9.5A, 10.3, 12.2, 14.1, 14.3, or 15.1C, without the consent of the Limited Partner which consent may be given or withheld in its sole and absolute discretion.

                  Section 15.2 Meetings of the Partners

                  A. Meetings of the Partners may be called by the General Partner. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven
(7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Metropolis or the Limited Partner is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Partnership Interests held by Partners shall control.

                  B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Partnership Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Partnership Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

                  C. Each of Metropolis and the Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which Metropolis or the Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by Metropolis or the Limited Partner, as applicable, or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of Metropolis or the Limited Partner, as applicable, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Partner executing such proxy.

                  D. Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Meetings of Partners may be conducted in the same manner as meetings of the stockholders of the General Partner and may be held at the same time, and as part of, meetings of the stockholders of the General Partner.


                                   ARTICLE 16
                               GENERAL PROVISIONS

                  Section 16.1 Addresses and Notice

                  Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit C or such other address of which the Partner shall notify the General Partner in writing.

                  Section 16.2 Titles and Captions

                  All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

                  Section 16.3 Pronouns and Plurals

                  Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                  Section 16.4 Further Action

                  The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

                  Section 16.5 Binding Effect

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto (and with respect to Section 8.1E, 9.5A, Section 10.3 and Section 12.2E, binding upon and to the benefit of JMB/NYC LP) and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                  Section 16.6 Creditors

                  Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

                  Section 16.7 Waiver

                  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                  Section 16.8 Counterparts

                  This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

                  Section 16.9 Applicable Law

                  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

                  Section 16.10 Invalidity of Provisions

                  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                  Section 16.11 Insolvency Proceedings

                  No bankruptcy or insolvency filing or proceeding in respect of the Partnership shall be made or commenced without the consent of the General Partner, and the Partnership shall not acquiesce, petition or otherwise invoke or cause any other person and/or entity to invoke the process of the United States of America, any state or other political subdivision thereof or any other jurisdiction, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case against the Partnership under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Partnership or all or any part of its property or assets or ordering the winding-up or liquidation of the affairs of the Partnership, if such action has not been consented to by the General Partner.

                  Section 16.12 Entire Agreement

                  This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                    METROPOLIS REALTY TRUST, INC.


                    By: /s/ Andrew S. Cohen
                        --------------------------------------------
                          Name:   Andrew S. Cohen
                          Title:  Vice President


                    237/1290 UPPER TIER ASSOCIATES, L.P.

                    By:   237/1290 Upper GP Corp., general partner


                          By: /s/ Andrew S. Cohen
                              -------------------------------------
                               Name:   Andrew S. Cohen
                               Title:  Vice President


                    1290 GP CORP.


                    By: /s/ Stuart C. Nathan
                        ------------------------------------------
                          Name:   Stuart C. Nathan
                          Title:  President


                    Solely with respect to Section 12.2B hereof:

                    JMB/NYC OFFICE BUILDING ASSOCIATES,
                    L.P., an Illinois limited partnership

                    By:   Carlyle Managers, Inc., its General Partner


                          By:________________________________________
                               Name:
                               Title:

                                    Exhibit A
                                    ---------

                                   Allocations



1.       Allocation of Net Income and Net Loss.

         (a) Net Income. Except as otherwise provided in this Exhibit A, Net Income (or items thereof) (other than Net Income, or items thereof, arising in connection with a Capital Transaction) of the Partnership for any fiscal year or other applicable period shall be allocated to the Partners first in accordance with any prior allocation of Net Losses, other than Nonrecourse Deductions and Partner Nonrecourse Deductions, pro rata, until each Partner has been allocated an amount of Net Income pursuant to this clause equal to the cumulative amount of Net Losses, other than Nonrecourse Deductions and Partner Nonrecourse Deductions, that have been allocated to such Partner, and thereafter to the Partners in accordance with the manner in which Available Cash has been (or would be, if the Partnership had an amount of Available Cash equal to such Net Income) distributed to the Partners, other than distributions representing a return of Capital Contributions.

         (b) Net Loss. Except as otherwise provided in this Exhibit A, Net Loss (or items thereof) (other than Net Loss, or items thereof, arising in connection with a Capital Transaction) of the Partnership for each fiscal year or other applicable period shall be allocated to the Partners first in accordance with the positive Capital Account balances of the Partners, pro rata, until such Capital Accounts have been reduced to zero, and thereafter 1% to the General Partner, 94.05% to Metropolis and 4.95% to the Limited Partner. Notwithstanding the preceding sentence, to the extent any Net Loss (or items thereof) allocated to a Partner under this subparagraph (b) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit, or increase the amount of an existing Adjusted Capital Account Deficit, as of the end of the fiscal year or other applicable period to which such Net Loss relates, such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partner").

         (c) Capital Transaction; Liquidation. Allocations of Net Income or Net Loss (or items thereof) in connection with a Capital Transaction or Liquidation of the Partnership shall first be made so that, to the extent possible, the General Partner's Capital Account balance is $1, Metropolis' Capital Account balance is $274,375,365 and the Limited Partner's Capital Account is equal to $100,000, and the remainder of such Net Income or Net Loss (or items thereof) shall be allocated to the Partners in a manner that results in the Capital Account of each Partner being equal to the distribution to which each such Partner is entitled pursuant to paragraph 4 of this Exhibit A. Notwithstanding the preceding sentence, to the extent any Net Loss (or items thereof) would be allocated to a Restricted Partner under this subparagraph (c), such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the Permitted Partner.

         (d) Rules of Construction.

             (1) Capital Account Increases. For purposes of making allocations pursuant to subparagraph 1(c) of this Exhibit A, a Partner's Capital Account balance shall be deemed to be increased by such Partner's share of any Partnership Minimum Gain and Partner Minimum Gain remaining at the close of the fiscal period in respect of which such allocations are being made.

             (2) Change in Partnership Interests. If any Partner's Partnership Interest changes during a fiscal year for any reason, including without limitation, the Transfer of any interest in the Partnership, the tax allocations contained in this Exhibit A shall be applied as necessary to reflect the varying interests of the Partners during such year.

2. Special Allocations. Notwithstanding any provisions of paragraph 1 of this Exhibit A, the following special allocations shall be made.

         (a) Minimum Gain Chargeback (Nonrecourse Liabilities). Except as otherwise provided in Section 1.704-2(f) of the Regulations, if there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain to the extent required by Regulations Section 1.704-2(f). The items to be so allocated shall be determined in accordance with Sections 1.704-2(f) and (i) of the Regulations. This subparagraph 2(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subparagraph 2(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

         (b) Partner Minimum Gain  Chargeback.  Except as otherwise  provided in
Section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Partner Minimum Gain attributable to such Partner Nonrecourse Debt to the extent and in the manner required by Section 1.704-2(i) of the Regulations. The items to be so allocated shall be determined in accordance with Sections 1.704- 2(i)(4) and (j)(2)(ii) of the Regulations. This subparagraph 2(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in Section 1.704-2 of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subparagraph 2(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

         (c) Qualified Income Offset. If a Partner unexpectedly receives any adjustments, allocations or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Regulations, and such Partner has an Adjusted Capital Account Deficit, items of Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible as required by the Regulations. This subparagraph 2(c) is intended to constitute a "qualified income offset" under Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

         (d) Nonrecourse Deductions. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Partnership Interests.

         (e) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any fiscal year or other applicable period with respect to a Partner Nonrecourse Debt shall be specially allocated to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt (as determined under Sections 1.704-2(b)(4) and 1.704-2(i)(1) of the Regulations).

         (f) Intent of Allocations. The parties intend that the allocation provisions of this Exhibit A shall result in final Capital Account balances of the Partners that equal to the amounts distributable to the Partners in accordance with paragraph 4(b) of this Exhibit A, so that when liquidating distributions are made in accordance with such final Capital Account balances under Section 14.2A(4) hereof, such distributions will be able to return to each Partner the amounts distributable to the Partner in accordance with paragraph 4(b) of this Exhibit A. To the extent that such final Capital Account balances do not so reflect the intent of this Exhibit A, income and loss of the Partnership for the current year and future years, as computed for book purposes, shall be allocated among the Partners so as to result in final Capital Account balances reflecting the intent of this Exhibit A. This subparagraph shall control notwithstanding any reallocation of income, loss, or items thereof, as computed for book purposes, by the Internal Revenue Service or any other taxing authority.

         (g) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Section 734(b) of the Code or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated among the Partners in a manner consistent with the manner in which each of their respective Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

3.       Tax Allocations.

         (a) Items of Income or Loss. Except as is otherwise provided in this Exhibit A, an allocation of Partnership Net Income or Net Loss to a Partner shall be treated as an allocation to such Partner of the same share of each item of income, gain, loss, deduction and item of tax- exempt income or Section
705(a)(2)(B) expenditure (or item treated as such expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i)) ("Tax Items") that is taken into account in computing Net Income or Net Loss.

         (b) Section 1245/1250 Recapture. If any portion of gain from the sale of Partnership assets is treated as gain which is ordinary income by virtue of the application of Code Sections 1245 or 1250 ("Affected Gain"), then such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated. This subparagraph 3(b) shall not alter the amount of Net Income (or items thereof) allocated among the Partners, but merely the character of such Net Income (or items thereof). For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period.

         (c) Precontribution Gain. The Partnership shall use the remedial method of allocation contained in Section 1.704-3(d) of the Regulations to take into account any variation between the adjusted basis and the fair market value of the Property ("Precontribution Gain"). By executing this Agreement, each Partner hereby agrees to report income, gain, loss and deduction on such Partner's federal income tax return in a manner that is consistent with the use of the remedial method of allocation with respect to the Property. With respect to any contributed property other than the Property, the Partnership shall use any permissible method contained in the Regulations promulgated under Section 704(c) of the Code selected by the General Partner, in its sole discretion, to take into account any variation between the adjusted basis of such asset and the fair market value of such asset as of the time of the contribution. Each Partner hereby agrees to report income, gain, loss and deduction on such Partner's federal income tax return in a manner consistent with the method used by the Partnership.

         (d) Allocations Respecting Section 704(c) and Revaluations. If any asset has a Gross Asset Value which is different from the Partnership's adjusted basis for such asset for federal income tax purposes because the Partnership has revalued such asset pursuant to Regulations Section 1.704-1(b)(2)(iv)(f), the allocations of Tax Items shall be made in accordance with the principles of
Section 704(c) of the Code and the Regulations and the methods of allocation promulgated thereunder, provided, however, that with respect to the Property, income, gain, loss and deduction with respect to such property shall be allocated using the "remedial method" described in Regulations Section 1.704-3(b). The intent of this subparagraph 3(d) and subparagraph 3(c) above is that the Limited Partner will bear, through reduced allocations of depreciation, increased allocations of gain or other items, the tax detriments associated with any


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



Precontribution Gain. This subparagraph 3(d) and subparagraph 3(c) are to be interpreted consistently with such intent.

         (e) Excess Nonrecourse  Liability Safe Harbor.  Pursuant to Regulations
Section 1.752- 3(a)(3), for purposes of determining each Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership (as defined in Regulations Section 1.752-3(a)(3)), the Partners' respective interests in Partnership profits shall be determined in accordance with each Partner's Partnership Interest; provided, however, that each Partner who has contributed an asset to the Partnership shall be allocated, to the extent possible, a share of "excess nonrecourse liabilities" of the Partnership which results in such Partner being allocated nonrecourse liabilities in an amount which is at least equal to the amount of income pursuant to Section 704(c) of the Code and the Regulations promulgated thereunder (the "Liability Shortfall"). If there is an insufficient amount of nonrecourse liabilities to allocate to each Partner an amount of nonrecourse liabilities equal to the Liability Shortfall, then an amount of nonrecourse liabilities to the extent of, the Liability Shortfall shall be allocated to the Limited Partner. The effect of using the "remedial method" described in Regulation Section 1.704-3(d) shall be that the Limited Partner shall receive an allocation of Partnership Nonrecourse Liabilities that on the date hereof is not less than $129,700,000.

         (f) References to Regulations. Any reference in this Exhibit A or the Agreement to a provision of proposed and/or temporary Regulations shall, if such provision is modified or renumbered, be deemed to refer to the successor provision as so modified or renumbered, but only to the extent such successor provision applies to the Partnership under the effective date rules applicable to such successor provision.

         (g) Successor Partners. For purposes of this Exhibit A, a transferee of a Partnership Interest shall be deemed to have been allocated the Net Income, Net Loss and other items of Partnership income, gain, loss, deduction and credit allocable to the transferred Partnership Interest that previously have been allocated to the transferor Partner pursuant to this Agreement.

4.       Distributions.

         (a) Available Cash. Except as set forth in subparagraph (b), Available Cash shall be distributed in the following order of priority:

                  (i) 100% to Metropolis until it has received aggregate distributions on or after the Effective Date pursuant to this clause (a)(i) equal to an amount which, when added to all prior distributions to Metropolis on or after the Effective Date made pursuant to clause (b)(i) below, equals 12% per annum cumulative compounded on its Adjusted Contribution, commencing with respect to each Capital Contribution, on the date such Capital Contribution was made or deemed to have been made pursuant to Article 5 hereof;



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



                  (ii) 100% to Metropolis until it has received aggregate distributions on or after the Effective Date pursuant to this clause (a)(ii) equal to an amount which, when added to all prior distributions to Metropolis on or after the Effective Date made pursuant to clauses (b)(ii) and b(v) below, equals the Adjusted Contribution; and

                  (iii) 1% to the General Partner, 94.05% to Metropolis and 4.95% to the Limited Partner.

     (b) Capital Transactions. The net proceeds of Capital Transactions shall be distributed in the following order of priority:

                  (i) 100% to Metropolis until it has received aggregate distributions on or after the Effective Date pursuant to this clause (b)(i), which, when added to all prior distributions to Metropolis made pursuant to clause (a)(i) above, equals the product of (x) .5 and (y) 12% per annum cumulative compounded on its Adjusted Contribution, commencing with respect to each Capital Contribution, on the date such Capital Contribution was made or deemed to have been made pursuant to Article 5 hereof;

                  (ii) 100% to Metropolis until it has received aggregate distributions on or after the Effective Date pursuant to this clause (b)(ii) equal to an amount which when added to all prior distributions to Metropolis on or after the Effective Date made pursuant to clause (a)(ii), equals $107,171,971;

                  (iii) of the next $500,000, 90% to the Limited Partner and 10% to Metropolis;

                  (iv) 100% to Metropolis until it has received aggregate distributions on or after the Effective Date pursuant to this clause (b)(iv) which, when added to all prior distributions to Metropolis on or after the Effective Date made pursuant to clauses (a)(i) and (b)(i), equals 12% per annum cumulative compounded on its Adjusted Contribution, commencing with respect to each Capital Contribution, on the date such Capital Contribution was made or deemed to have been made pursuant to Article 5 hereof;

                  (v) 100% to Metropolis until it has received aggregate distributions on or after the Effective Date pursuant to this clause (b)(v) which, when added to all prior distributions to Metropolis on or after the Effective Date made pursuant to clauses (a)(ii) and (b)(ii), equals the Adjusted Contribution; and

                  (vi) 1% to the General Partner, 94.05% to Metropolis and 4.95% to the Limited Partner.

         For purposes of this Section 4, with respect to a Metropolis Sale (other than a Metropolis Sale in connection with which JMB/NYC LP receives its proportionate share of the Limited

Partner Sale Distribution Amount), the net proceeds of such disposition shall be an amount equal to the net proceeds (or the fair market value of the property) received by the stockholders of Metropolis participating in such disposition, divided by the percentage derived by dividing the number of shares of Metropolis' common stock that are the subject of such disposition, by the aggregate number of shares of Metropolis common stock outstanding at the time of such disposition.

         For purposes of this Section 4, with respect to any sale, exchange, transfer, encumbrance or other disposition (other than a sale, exchange, transfer, encumbrance or other disposition in connection with which JMB/NYC LP receives its proportionate share of the Limited Partner Sale Distribution Amount), whether by or through any intervening entity or entities, of all or any portion of Metropolis' Partnership Interest, the net proceeds of such sale, exchange, transfer, encumbrance or other disposition shall be an amount equal to the net proceeds (or the fair market value of the property) received by Metropolis (or any intervening entity or entities), divided by the percentage derived by dividing the percentage of the Metropolis' Partnership Interest that is the subject of such sale, exchange, transfer, encumbrance or other disposition, by the percentage of the Metropolis' Partnership Interest in the Partnership.


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


                                    Exhibit C

                Partners' Contributions and Partnership Interests


                                              Cash Agreed
                                               Value of
Name and Address of Partner                  Contributions         % Interest

Metropolis
Metropolis Realty Trust, Inc.                $274,375,365              94.05%
c/o Victor Capital Group, L.P.
605 Third Avenue - 26th Floor
New York, NY  10158
Attn:  John Klopp

Limited Partner
237/1290 Upper Tier Associates, L.P.             $100,000               4.95%
c/o Victor Capital Group, L.P.
605 Third Avenue - 26th Floor
New York, NY  10158
Attn:  John Klopp

General Partner
1290 GP Corp.                                          $1               1.00%
c/o Victor Capital Group, L.P.
605 Third Avenue - 26th Floor
New York, NY  10158
Attn:  John Klopp



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